1
Forward-Looking Statements
This presentation contains “forward-looking statements,” within the meaning of the federal securities laws, that involve risks and uncertainties. All statements herein that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including the Company’s estimates of financial performance, and such things as business strategy, measures to implement strategy, competitive strengths, goals, references to future success and other events are generally forward-looking statements.
The Company’s actual results may differ materially from its estimates. Whether actual results, events and developments will conform to the Company’s expectations is subject to a number of risks and uncertainties and important factors, many of which are beyond the control of the Company. Among the risks and uncertainties which could cause the Company’s actual results to differ from those contemplated by its forward-looking statements are the risks relating to the Company’s ability to refinance its debt; the
Company’s high degree of leverage and significant debt service obligations; the Company’s ability to comply with covenant requirements in its agreements with its lenders and in its indentures; actions of rating agencies; industry and general economic conditions; the Company’s ability to realize its expected benefits from cost savings and revenue enhancement initiatives; and the risks and uncertainties contained in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently, all
forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the results, events or developments referenced herein will occur or be realized.
Exhibit 99.1

Executive Summary –
Q1 Fiscal Year 2009 (1)
AMI’s business performance declined only slightly despite advertising revenue softness and economic pressures.
– Total revenue was down 1.9% vs. prior year.
– Cost savings initiatives resulted in lower operating expenses of 2.1% vs.
prior year.
– Operating Income was down 1.2% to prior year and Bank EBITDA was down 8.5%. (2)
(1) Preliminary Q1 FY09 financials, not yet final.
(2) Bank EBITDA is a non-GAAP financial measure. See page 4 for a reconciliation of Bank EBITDA to the most directly comparable GAAP metric.

Business Update –
Q1 Fiscal Year 2009 (1)
(in millions)
Q1 FY09 Q1 FY08 % B(W)
Total Operating Revenues $118.8 $121.1 (2%)
Total Operating Expenses 92.8 94.8 2%
Operating Income 26.0 26.3 (1%)
Net Income/(Loss) $0.5 ($0.1) NM
Bank EBITDA
(2)
$33.3 $36.4 (9%)
(1) Preliminary Q1 FY09 financials, not yet final.
(2) Bank EBITDA is a non-GAAP financial measure. See page 4 for a reconciliation of Bank EBITDA to the most directly comparable GAAP metric.

EBITDA Reconciliation – Q1 Fiscal Year 2009
Note:
EBITDA represents the sum of net loss, interest expense, income taxes, depreciation of property and equipment, amortization of intangible assets, deferred debt costs and deferred rack costs, senior subordinated notes issued and provision for impairment of intangible assets and goodwill.  Bank EBITDA is used in calculating covenant compliance under the Company’s credit agreement.  Bank EBITDA is defined as EBITDA excluding certain allowable charges. EBITDA and Bank EBITDA are not measures of financial performance in accordance with GAAP. You should not consider them as alternatives to net loss as a measure of operating performance.  Our calculation of EBITDA and Bank EBITDA may be different from the calculations used by other companies and therefore comparability may be limited. We present
EBITDA to provide additional information regarding our performance and because it is a measure by which we gauge our profitability. In addition, information concerning
Bank EBITDA is being presented because it reflects an important component included in the financial covenants of the Company’s credit agreement.
June 30, June 30,
(Dollars in Millions) 2008 2007
Net Income/(Loss) 0.5 $                  (0.1) $
Add:
Interest expense 23.5 24.7
Provision (benefit) for income taxes 0.1 (0.5)
Depreciation and amortization 2.7 3.3
Amortization of deferred debt costs 2.7 2.7
Amortization of deferred rack costs 3.0 3.5
EBITDA 32.5 $              33.6 $
Add:
Investment in launches and re-launches (0.5) 0.1
Restructuring costs and severance 0.3 0.2
Professional fees 0.5 2.0
Management fees 0.5 0.5
Bank EBITDA 33.3 $              36.4 $
Three Months Ended